Exhibit 10.6
DISTRIBUTION SERVICES AGREEMENT
     THIS DISTRIBUTION SERVICES AGREEMENT (the “Agreement”) is made and entered into effective the 16th day of January, 2007 (the “Effective Date”) by and among GreenHaven Continuous Commodity Index Tracking Fund, a Delaware statutory trust (the “Fund”), ALPS Distributors, Inc., a Colorado corporation and a registered broker-dealer under the Securities Exchange Act of 1934 (the “Distributor”), and GreenHaven Commodity Services, LLC, a Delaware limited liability company (the “Managing Owner”). Capitalized terms that are used but are not defined herein shall have the same meanings ascribed to them in the Fund’s Prospectus included in its Registration Statement on Form S-1 (Registration No. ___), as such Prospectus may be amended or supplemented from time to time.
     WHEREAS, the Managing Owner serves as the sole managing owner of the Fund; and
     WHEREAS, the Managing Owner and the Fund wish to engage the Distributor to provide the services listed on Schedule “A” hereto and such additional services as may be agreed and added to such Schedule from time to time Hereinafter, the “Services”).
     NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, the parties agree as follows:
     1.      Provision of the Services. The Distributor hereby agrees to provide the Services to the Fund, and the Managing Owner and the Fund accepts the provision of the Services by the Distributor.
     2.      Fees for the Services. In exchange for the Distributor’s provision of the Services, the Managing Owner agrees to pay to the Distributor a fee in an amount to be agreed upon in writing by the parties hereto from time to time, subject to any limitation imposed by any applicable law, rule or regulation.
     3.      Expenses and Disbursements. The Managing Owner shall reimburse the Distributor for any reasonable expenses or disbursements incurred by the Distributor in connection with the performance by the Distributor of its Services hereunder. For any expenses or disbursements in excess of $10,000, the Distributor will obtain the prior written consent of the Managing Owner. Unless otherwise agreed to by the parties hereto in writing, the Distributor shall not be responsible for the expenses and disbursements incurred in connection with: (a) preparing, setting in type, filing, printing and mailing to the public any Registration Statement, Prospectus or Statement of Additional Information, and any amendments and supplements to any of the foregoing, used in connection with the offering of the Shares for sale to the public, and sending any such documents and information to existing Fund shareholders; (b) preparing, setting in type, printing and mailing any report (including annual and semi-annual reports) or other communication to shareholders of the Fund; and (c) the “Blue Sky” registration and qualification of the Shares for sale in the various states in which the officers of the Fund shall determine it advisable to qualify such Shares for sale (including registering the Fund as a broker or dealer or any officer of the Fund as an agent or salesman in any such state).
     4.      Documents. To assist the Distributor in providing such Services, the Fund has furnished, or will furnish upon the Distributor’s written request, the Distributor with copies of the Fund’s Declaration of Trust, Advisory Agreement, Custodian Agreement, Transfer Agency Agreement, Administration Agreement and current Registration Statement, Prospectus and Statement of Additional Information, and all forms relating to any plan, program or service offered by the Fund. The Fund shall promptly furnish to the Distributor copies of any amendment or supplement to any of the aforementioned documents. Upon the Distributor’s written request, the Fund shall promptly furnish to the Distributor any additional documents deemed by it to be reasonably necessary or advisable in order for it to provide the Services hereunder. As used in this Agreement the terms “Registration Statement,” “Prospectus” and “Statement of Additional Information” shall mean any registration statement, prospectus and statement of additional information filed by the Fund with the Securities and Exchange Commission (“SEC”) and any amendments and supplements thereto that are filed with the SEC.
     5.      Authorized Representations. The Distributor is not authorized by the Fund to give any information or to make any representations other than those contained in the Registration Statement, the Prospectus and the Statement of Additional Information, or contained in shareholder reports or other material that may be prepared by or on behalf of the Fund for the Distributor’s use. Consistent with the foregoing, the Distributor may prepare and distribute sales literature or other material as it may deem appropriate in consultation with the Fund, provided that such sales literature complies with applicable law and regulations.
     6.      Registration of the Shares. The Fund agrees that it will take all action necessary to register the Shares under the 1933 Act (subject to the necessary approval of its shareholders). The Fund shall make available to the Distributor, at the Distributor’s expense, such number of copies of the Fund’s Prospectus and Statement of Additional Information as the Distributor may reasonably request. The Fund shall furnish to the Distributor copies of all information, financial statements and other papers which the Distributor may reasonably request in writing for use in connection with the distribution of the Shares of the Fund.
     7.      Use of the Distributor’s Name. The Fund shall not use the name of the Distributor, or any of its affiliates, in any Prospectus or Statement of Additional Information, sales literature and other material relating to the Fund in any manner without the prior written consent of the Distributor (which consent shall not be unreasonably withheld); provided, however, that the Distributor hereby approves all lawful uses of its name and the names of its affiliates in the Prospectus and Statement of Additional Information of the Fund and in all other materials which in each case merely refer to accurate terms to the Distributor’s engagement hereunder or which are required by the SEC, NASD, OCC or any state securities authority.
     8.      Use of the Fund’s Name. Neither the Distributor nor any of its affiliates shall use the Fund’s name in any publicly disseminated materials, including but specifically not limited to sales literature, in any manner without the prior consent of the Fund (which consent shall not be unreasonably withheld); provided, however, that the Fund hereby approves all lawful uses of its name in any required regulatory filings of the Distributor which in each case merely refer in accurate terms to the Distributor’s engagement hereunder, or which are required by the SEC, NASD, OCC or any state securities authority.
     9.      Indemnification.
          (a)       The Fund agrees to indemnify and hold harmless the Distributor, its directors and officers, and each person, if any, who “controls” the Distributor (within the meaning of Section 15 of the 1933 Act), against any loss, liability, claim, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any of the Shares, based upon the finding that the Registration Statement, Prospectus, Statement of Additional Information, shareholder report or other information filed or made public by the Fund (as any such material is from time to time amended or supplemented) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act or any other statute or the common law. However, the Fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor. In no case: (i) is the indemnity of the Fund in favor of the Distributor or any person indemnified hereunder to be deemed to protect the Distributor or any such person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; or (ii) is the Fund to be liable under its indemnity agreement contained in this paragraph (a) with respect to any claim made against the Distributor or any person indemnified unless the Distributor or person, as the case may be, shall have notified the Fund in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claims shall have been served upon the Distributor or any such person (or after the Distributor or such person shall have received notice of service on any designated agent). However, failure to notify the Fund of any claim shall not relieve the Fund from any liability which it may have to any person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph. The Fund shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, and if the Fund elects to assume the defense, then the defense shall be conducted by counsel chosen by the Fund. If the Fund elects to assume the defense of any suit and retain counsel, then the Distributor, its officers and directors, and any controlling person(s), in their capacity as defendant(s) in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of any suit, then it will reimburse the Distributor, its officers and directors, and any controlling person(s) in their capacity as defendant(s) in the suit, for the reasonable fees and expenses of any counsel retained by them. The Fund agrees to notify the Distributor promptly of the commencement of any litigation or proceeding against the Fund or any of its trustees, officers, managers, members, employees, representatives and agents in connection with the issuance or sale of any of the Shares.
          (b)       The Distributor also covenants and agrees that it will indemnify and hold harmless the Fund, the Managing Owner, and each of their respective trustees, officers, managers, members, employees, representatives and agents, and any person who controls the Fund or the Managing Owner within the meaning of Section 15 of the 1933 Act (each, an “Indemnified Party”), against any loss, liability, damages, claims or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any of the Shares, based upon the 1933 Act or any other statute or common law, alleging: (a) any wrongful act of the Distributor or any of its directors, officers, employees, representatives or agents; or (b) that any sales literature, advertisements, information, statements or representations used or made by the Distributor or any of its affiliates or employees or that the Registration Statement, Prospectus or Statement of Additional Information (as each of the foregoing is from time to time amended or supplemented) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading, insofar as the statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund or the Managing Owner by or on behalf of the Distributor. In no case: (i) is the indemnity of the Distributor in favor of an Indemnified Party to be deemed to protect any such Indemnified Party against any liability to which the Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Distributor to be liable under its indemnity agreement contained in this paragraph (b) with respect to any claim made against any Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing of the claim promptly after the summons or other first written notification giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of service on any designated agent). However, failure to notify the Distributor of any claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom the action is brought otherwise than on account of its indemnity agreement contained in this paragraph. In the case of any notice to the Distributor it shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, and if the Distributor elects to assume the defense, then the defense shall be conducted by counsel chosen by it and satisfactory to the Indemnified Party, in its capacity as a defendant in the suit. If the Distributor elects to assume the defense of any suit and retain counsel, then the Indemnified Party, in its capacity as a defendant in the suit, shall bear the fees and expense of any additional counsel retained by it. If the Distributor does not elect to assume the defense of any suit, then it will reimburse the Indemnified Party for the reasonable fees and expenses of any counsel retained by it. The Distributor agrees to notify the Indemnified Party promptly of the commencement of any litigation or proceedings against it in connection with the issuance or sale of any of the Shares.
     10.      Supplemental Information.
          (a)       The Distributor and the Fund shall regularly consult with each other regarding the Distributor’s performance of its obligations under this Agreement. In connection therewith, the Fund shall submit to the Distributor at a reasonable time in advance of filing with the SEC reasonably final copies of any amended or supplemented Registration Statement (including exhibits) under the 1933 Act; provided, however, that nothing contained in this Agreement shall in any way limit the Fund’s right to file at any time such amendments to any Registration Statement and/or supplements to any Prospectus or Statement of Additional Information, of whatever character, as the Fund may deem advisable, such right being in all respects absolute and unconditional.
          (b)       The Distributor acknowledges that the only information provided to it by the Fund is that contained in the Registration Statement, the Prospectus, the Statement of Additional Information and reports and financial information referred to herein. Neither the Distributor nor any other person is authorized by the Fund to give any information or to make any representations, other than those contained in such documents and any sales literature or advertisements specifically approved by appropriate representatives of the Fund.
     11.      Term. This Agreement is effective as of the Effective Date and shall continue for two (2) years following such date (the “Initial Term”), unless sooner terminated as provided herein. Following the expiration of the Initial Term, this Agreement shall continue automatically for successive one (1) year periods (each, a “Renewal Term”), provided that such continuance is specifically approved at least annually by the Managing Owner. This Agreement is terminable without penalty on sixty (60) days’ written notice by the Managing Owner or by the Distributor. This Agreement shall automatically terminate in the event of its assignment. Upon the termination of this Agreement, the Distributor, at the Fund’s expense and direction, shall transfer to such successor distributor as the Fund shall specify all relevant books, records and other data established or maintained by the Distributor under this Agreement.
     12. Notice. Any notice required or permitted to be given by any party to the other parties hereunder shall be deemed sufficient if sent by (i) telecopier (receipt confirmed) or electronic (email) delivery, (ii) overnight courier service such as United Parcel Service of Federal Express, or (iii) registered or certified mail, postage prepaid, addressed by the party giving notice to the other parties at the last address furnished by the other parties to the party giving notice:
if to the Fund or the Managing Owner, at:
3340 Peachtree Road, Suite 1910
Atlanta, Georgia 30326
Attention: Ashmead F. Pringle, III
Facsimile No.: (404)

if to the Distributor, at:
1625 Broadway, Suite 2200,
Denver, Colorado, 80202
Attn: General Counsel
Facsimile No.: (303) 623.7850
or such other telecopier number, email address or street address as may be furnished by one party to the other.
     13      Confidential Information. The Distributor and its officers, directors, employees and agents will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and with respect to the Fund’s prior or present shareholders or to those persons or entities who respond to the Distributor’s inquiries concerning investment in the Fund, and will not use such records and information for any purposes other than in the performance of its Services hereunder. If the Distributor is requested or required by, but not limited to, depositions, interrogatories, requests for information or documents, subpoena, civil investigation, demand or other action, proceeding or process or as otherwise required by law, statute, regulation, writ, decree or the like to disclose such information, then the Distributor will provide the Fund with prompt written notice of any such request or requirement so that the Fund may seek an appropriate protective order or other appropriate remedy and/or waive compliance with this Section 13. If such order or other remedy is not sought or obtained, or if a waiver is not received within a reasonable period following such notice, then the Distributor may without liability hereunder disclose to the person, entity or agency requesting or requiring the information that portion of the information that is legally required to disclose in the reasonable opinion of the Distributor’s counsel.
     14.     Limitation of Liability.
          (a)       The Distributor agrees that the obligations assumed by the Fund under this Agreement shall be limited in all cases to the Fund and its assets, except as expressly set forth herein. The Distributor agrees that it shall not seek satisfaction of any such obligation from the Fund’s shareholders, from any individual shareholder, or from the trustees, officers, representatives or agents of the Fund, nor shall the Distributor seek satisfaction of any such obligations from the Managing Owner or its members, managers, directors or officers.
          (b)      Any obligations of the Fund entered into in its name or on its behalf by the Managing Owner through its members, managers, officers, representatives or agents are not made individually but are made in such capacities, and are not binding upon any of the Managing Owner or its members, managers, officers, representatives or agents personally, but bind only the Fund property, and all persons dealing with the Fund must look solely to the Fund property for the enforcement of any claims against the Fund.
     15.      Miscellaneous. Each party hereto agrees to perform such further acts and to execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be governed by, construed, interpreted and enforced in accordance with the laws of the State of Colorado. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may not be changed, waived, discharged or amended except by a written instrument that shall make specific reference to this Agreement and which shall be signed by the party against which enforcement of such change, waiver, discharge or amendment is sought. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument. All activities by the Distributor and its agents and employees as the distributor of the Shares shall comply with all applicable laws, rules and regulations including, without limitation, all rules and regulations made or adopted by the SEC or any securities association registered under the Exchange Act. The Distributor will promptly transmit to the Fund’s Transfer Agent any orders received by the Distributor for the purchase, redemption or exchange of the Shares.
Remainder of page intentionally left blank. Signature page follows.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date set forth beneath the parties’ respective names below, with the Agreement to be effective as of the Effective Date.

GREENHAVEN CONTINUOUS COMMODITY INDEX TRACKING FUND
By:
Name:
	Title:	Trustee
Dated:

ALPS DISTRIBUTORS, INC.
By:
	Name:	Jeremy O. May
	Title:	Managing Director
Dated:

GREENHAVEN COMMODITY SERVICES, LLC
By:
	Name:	Ashmead F. Pringle, III
	Title:	Manager
Dated:

Schedule A
List of Services
The Distributor will provide the following Services to the Fund:
•	Review distribution-related legal documents and contracts.

•	Coordinate the processing of Share creations with Fund’s Transfer Agent.

•	Coordinate and help to maintain Fund creation and redemption records.

•	Consult with the Managing Owner’s marketing staff on the development of compliant marketing campaigns.

•	Review and file all marketing materials (including internet sites) with the appropriate regulatory agencies.

•	Consult with the Managing Owner on marketing/sales strategy

•	800 line telephone servicing
Distribution fees will be waived for the Initial Term of the Agreement.